UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-192989	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 10, 2017, the Company received a letter from Nasdaq notifying the Company that it has regained compliance with Nasdaq Capital Market’s minimum bid price continued listing requirement. The letter noted that the closing bid price of the Company’s common stock has been in excess of the $1.00 minimum requirement for the last 10 consecutive trading days, from April 26 to May 9, 2017. As a result, Nasdaq considers the matter closed and the Company will no longer need to do a reverse stock split.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter from Listing Qualifications Department of The Nasdaq Stock Market, dated May 11, 2017

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp.

Date: May 11, 2017	By:	/s/ Mahmud Haq
Mahmud Haq
Chairman of the Board and Chief Executive Officer

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